AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT THIS AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is as of March 31, 2025 (the “Amendment Effective Date”), by and among Willis Lease Finance Corporation, a Delaware corporation (the “Employer”), and Charles F. Willis, IV (“Employee” and, together with Employer, the “Parties”), is intended to amend and modify the Amended and Restated Employment Agreement, dated as of March 13, 2025 (the “Employment Agreement”), by and between Employer and Employee. Any capitalized term not defined herein shall have the meaning ascribed to such term in the Employment Agreement. WHEREAS, Employee is employed as the Executive Chairman of the Board of Directors of Employer pursuant to the Employment Agreement; and WHEREAS, Employee acknowledges that he has had an opportunity to consider this Amendment and consult with independent advisors of his choosing with regard to the terms of this Amendment, and enters this Amendment voluntarily and with a full understanding of its terms. NOW, THEREFORE, the Parties desire to amend the Employment Agreement, effective on the Amendment Effective Date, as follows: 1. Section 6 of the Employment Agreement is hereby deleted and replaced in its entirety with the following: “6. Equity-Based Awards. (a) Employee shall be eligible for awards under any Employer incentive stock plan or other equity or equity-based plan, including Employer’s 2023 Incentive Stock Plan (the “Plan”) on the same terms as are generally available to senior executive officers of Employer and on terms which are generally in accordance with comparative market practices. Subject to Section 6(b) below, the parties agree that any grant of stock options or restricted stock under the Plan or any similar plan is subject to the discretion of and approval by the Board (or the Committee) (not to be unreasonably withheld), based upon the duties of Employee’s position, the extent to which Employee’s individual performance objectives and Employer’s profitability objectives and other financial and non-financial objectives were achieved during the applicable period and comparative market practices. (b) Prior to the Amendment Effective Date, in connection with entering into this Agreement and in recognition of the recent performance of Employer and Employee, notwithstanding the foregoing, and in addition to any equity or equity-based awards previously granted to Employee, Employee was granted: (i) A one-time Restricted Stock Bonus (as defined in the Plan) with a target value of $8,000,000 (the “Sign-On RS Award”), with the total number of shares of Common Stock (as defined in the Plan) granted pursuant to the Sign-On RS 151912651v4 Award equaling the quotient of (x) $8,000,000 and (y) the average Fair Market Value (as defined in the Plan) of the Common Stock for each Trading Day (as defined in Section 6(b)(iii) of this Agreement) during the Measurement Period. (ii) The Sign-On RS Award was granted to Employee on March 19, 2025 (the “Grant Date”) as a fully vested award and covered 44,904 shares of Common Stock (the “RS Shares”). Effective as of the Amendment Effective Date, the RS Shares under the Sign-On RS Award shall not be fully vested and instead, shall vest, subject generally to Employee’s continued service with Employer, from the Amendment Effective Date until the applicable vesting dates (except as otherwise set forth herein or in the applicable award agreement), in three (3) equal annual installments on each of the first, second and third anniversaries of the Grant Date. The Sign-On RS Award, as amended, shall be subject to the terms and conditions of the Plan and an amended restricted stock bonus agreement. If Employee’s employment is terminated by Employer without Cause (as defined in Section 8(a) below), by Employee for Good Reason (as defined in Section 9(b) below), or due to Employee’s death or disability, subject to the terms and conditions of Sections 10 and 11 below, all then unvested RS Shares as of the date of Employee’s termination of employment shall immediately vest. If Employee’s employment is terminated by Employer for Cause or by reason of Employee’s voluntary resignation without Good Reason, all then unvested RS Shares as of the date of Employee’s termination of employment shall be forfeited and cancelled for no additional consideration. (iii) As used herein, (A) “Measurement Period” means the five Trading Day period beginning on the date that the Committee approves the Sign-On RS Award and ending five Trading Days later, and (B) “Trading Day” means a day during which trading in securities generally occurs on The NASDAQ SmallCap Market. (c) All stock options, restricted stock or other equity or equity-based awards (including but not limited to the Sign-On RS Award, as amended) granted to Employee by Employer shall immediately vest and become exercisable, if applicable, in the event of a Change in Control. (d) On the Grant Date and prior to the Amendment Effective Date, Employee was granted 231,000 Options (as defined in the Plan) to purchase shares of the Common Stock (the “Option Award”). Effective as of the Amendment Effective Date, the Option Award is hereby cancelled and forfeited in its entirety for no consideration and Employee hereby irrevocably and voluntarily waives any and all rights and entitlements under the Option Award. Employee acknowledges and agrees that there is no commitment to grant any award of any type whatsoever in substitution or in lieu of the Option Award.” 2. The parenthetical in Section 11(a)(iii) of the Employment Agreement is hereby be deleted. Except as expressly hereby amended, the Employment Agreement shall remain in full force and effect in accordance with the terms thereof. To the extent a conflict arises between the terms of the Employment Agreement and this Amendment, the terms of this Amendment shall prevail. [Remainder of Page Left Intentionally Blank] [Signature Page to Amendment to Employment Agreement] EMPLOYEE _/s/ Charles F. Willis, IV____________________ Name: Charles F. Willis, IV WILLIS LEASE FINANCE CORPORATION By: _/s/ Dean M. Poulakidas_______________ Name: Dean M. Poulakidas Title: EVP, General Counsel & Secretary